Grants For Research And Development	12 Months Ended
Dec. 31, 2011
Grants For Research And Development [Abstract]
Grants For Research And Development

7. Grants for Research and Development

Previously the Company operated a facility in Israel, grants were received from the Office of the Chief Scientist in Israel. The Company did not receive any grants since 2007 and with the closure of the Israel location, will not be eligible for further grants.

The agreements with agencies of the State of Israel place certain legal restrictions on the transfer of the technology and manufacture of resulting products outside Israel. The Company will be required to pay royalties, at rates ranging from 3% to 5%, to such agencies from the sale of products, if any, developed as a result of the research activities carried out with the grant funds up to the amount received and interest.

As of December 31, 2011, the total amounts received under such grants amounted to $17,897,830. Aggregate future royalty payments related to sales of products developed, if any, as a result of these grants are limited to $16,408,890, exclusive of interest, based on grants received through December 31, 2011.

The Company closed its operations in Israel effective October 31, 2008 and has subsequently reconciled and repaid a grant in 2009 that was overpaid. All obligations of the Company have been settled except the requirement to pay royalties should any of the related technologies be licensed out and further developed.

The Company applied for a cash grant under the Federal Qualifying Therapeutic Discovery Project, which was provided under new section 48D of the Internal Revenue Service, as enacted as part of the Patient Protection and Affordable Care Act of 2010. In December of 2010 the Company received $244,479 under this program.